EXHIBIT INDEX

EXHIBIT
  NO.     DESCRIPTION OF DOCUMENT            FILING INFORMATION

2 (a)     Agreement and Plan of Merger,      Filed as Exhibit 2 to Ogden's
          dated as of October 31, 1989,      Form S-4 Registration Statement,
          among Ogden, ERCI Acquisition      File No. 33-32155 and
          Corporation and ERC International  incorporated herein by
          Inc.                               reference.

  (b)     Amended and Restated Agreement     Filed as Exhibit 2 to Ogden's
          and Plan of Merger by and among    Form S-4 Registration Statement,
          Ogden Corporation, OPI             dated October 27, 1994, File
          Acquisition Corp. and Ogden        No. 33-56181 and incorporated
          Projects, Inc. dated as of         herein by reference.
          September 27, 1994.

4 (a)     Ogden's Restated Certificate       Filed as Exhibit (4)(a)
          of Incorporation as amended.       to Ogden's Form 10-Q for the
                                             quarter ended September 30,
                                             1990 and incorporated herein
                                             by reference.

  (b)     Underwriting Agreement, dated      Filed as Exhibit 1(b) to
          as of March 4, 1992 by and among   Ogden's Form 10-K for the
          Ogden Corporation, Goldman Sachs   fiscal year ended December 31,
          & Co., J.P. Morgan Securities,     1991 and incorporated herein
          Inc. and Salomon Brothers Inc.     by reference.

  (c)     Indenture dated as of March 1,     Filed as Exhibit (4)(c) to
          1992 between Ogden Corporation     Ogden's Form 10-K for fiscal
          and The Bank of New York,          year ended December 31, 1991,
          Trustee, relating to Ogden's       and incorporated herein by
          $100 million debt offering.        reference.

  (d)     Fiscal Agency Agreement and        Filed as Exhibits (4)(a) and
          Offering Memorandum describing     (b) to Ogden's Form 10-K for
          Ogden's $85 million 6%             the fiscal year ended
          Convertible Subordinated           December 31, 1989 and
          Debentures, Due 2002 and           incorporated herein by
          $75 million 5.75% Convertible      reference.
          Subordinated Debentures, Due
          2002.

  (e)     Credit Agreement by and among      Filed as Exhibit (10)(b) to
          Ogden, The Bank of New York, as    Ogden's Form 10-K for the
          Agent and National Westminster     fiscal year ended December 31,
          Bank PLC, Swiss Bank Corporation   1989 and incorporated herein
          and Union Bank of Switzerland      by reference.
          dated as of January 31, 1990.

  (f)     Amendment No. 1, dated December    Filed as Exhibit (10)(i) to
          28, 1990 to the Credit Agreement,  Ogden's Form 10-K for the
          dated January 31, 1990, by and     fiscal year ended December 31,
          among Ogden, the signatory Banks   1990 and incorporated herein
          thereto and The Bank of New York,  by reference.
          as Agent.
EXHIBIT
  NO.     DESCRIPTION OF DOCUMENT            FILING INFORMATION

10        Material Contracts

10.1      Stock Purchase Agreement dated     Filed as Exhibit (10)(d) to
          May 31, 1988, between Ogden and    Ogden's Form 10-K for the
          Ogden Projects, Inc.               fiscal year ended December 31,
                                             1989 and incorporated herein
                                             by reference.

10.2      Tax Sharing Agreement, dated       Filed as Exhibit (10)(e) to
          January 1, 1989 between Ogden,     Ogden's Form 10-K for the
          Ogden Projects, Inc. and           fiscal year ended December 31,
          subsidiaries, Ogden Allied         1989 and incorporated herein
          Services, Inc. and subsidiaries    by reference.
          and Ogden Financial Services,
          Inc. and subsidiaries.

10.3      Stock Purchase Option Agreement,   Filed as Exhibit (10)(f) to
          dated June 14, 1989, between       Ogden's Form 10-K for the
          Ogden and Ogden Projects, Inc.     fiscal year ended December 31,
          as amended on November 16, 1989.   1989 and incorporated herein
                                             by reference.

10.4      Preferred Stock Purchase           Filed as Exhibit (10)(g) to
          Agreement, dated July 7, 1989,     Ogden's Form 10-K for the
          between Ogden Financial Services,  fiscal year ended December 31,
          Inc. and Image Data Corporation.   1989 and incorporated herein
                                             by reference.

          (i)  Preferred Stock Exchange      Filed as Exhibit (10)(f)(i) to
               Agreement between Image       Ogden's Form 10-K for the
               Data Corporation and Ogden    fiscal year ended December 31,
               Financial Services, Inc.,     1990 and incorporated herein
               dated as of January 1, 1991.  by reference.

10.5      Rights Agreement between Ogden     Filed as Exhibit (10)(h) to
          Corporation and Manufacturers      Ogden's Form 10-K for the
          Hanover Trust Company, dated as    fiscal year ended December 31,
          of September 20, 1990.             1990 and incorporated herein
                                             by reference.

10.6      Executive Compensation
          Plans and Agreements.

     (a)  Ogden Corporation 1986             Filed as Exhibit (10)(k) to
          Stock Option Plan.                 Ogden's Form 10-K for the
                                             fiscal year ended December 31,
                                             1985 and incorporated herein
                                             by reference.

     (b)  Ogden Corporation 1990             Filed as Exhibit (10)(j) to
          Stock Option Plan.                 Ogden's Form 10-K for the
                                             fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

EXHIBIT
  NO.     DESCRIPTION OF DOCUMENT            FILING INFORMATION

          (i) Ogden Corporation 1990         Transmitted herewith as
              Stock Option Plan as           Exhibit 10.6(b)(i).
              Amended and Restated on
              January 19, 1994.

     (c)  Ogden Services Corporation         Filed as Exhibit (10)(k) to
          Executive Pension Plan.            Ogden's Form 10-K for the
                                             fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

     (d)  Ogden Services Corporation         Filed as Exhibit (10)(l) to
          Select Savings Plan.               Ogden's Form 10-K for the
                                             fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

     (e)  Ogden Services Corporation         Filed as Exhibit (10)(m) to
          Select Savings Plan Trust.         Ogden's Form 10-K for the
                                             fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

     (f)  Ogden Services Corporation         Filed as Exhibit (10)(n) to
          Executive Pension Plan Trust.      Ogden's Form 10-K for the
                                             fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

     (g)  Changes effected to the Ogden      Filed as Exhibit (10)(o) to
          Profit Sharing Plan effective      Ogden's Form 10-K for the
          January 1, 1990.                   fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

     (h)  Employment Letter Agreement        Filed as Exhibit (10)(p) to
          between Ogden and an executive     Ogden's Form 10-K for the
          officer dated January 30, 1990.    fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

     (i)  Employment Agreement between       Filed as Exhibit (10)(r) to
          R. Richard Ablon and Ogden         Ogden's Form 10-K for the
          dated as of May 24, 1990.          fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

          (i)  Letter Amendment to           Filed as Exhibit (10)(r)(i)
               Employment Agreement          to Ogden's Form 10-K for the
               between Ogden Corporation     fiscal year ended December 31,
               and R. Richard Ablon, dated   1990 and incorporated herein
               as of October 11, 1990.       by reference.

EXHIBIT
  NO.     DESCRIPTION OF DOCUMENT            FILING INFORMATION


     (j)  Employment Agreement between       Filed as Exhibit (10)(s) to
          Ogden and C. G. Caras dated        Ogden's Form 10-K for the
          as of July 2, 1990.                fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

          (i)  Letter Amendment to           Filed as Exhibit (10)(s)(i)
               Employment Agreement          to Ogden's Form 10-K for the
               between Ogden Corporation     fiscal year ended December 31,
               and C. G. Caras, dated as     1990 and incorporated herein
               of October 11, 1990.          by reference.

     (k)  Employment Agreement between       Filed as Exhibit (10)(t) to
          Ogden and Philip G. Husby,         Ogden's Form 10-K for the
          dated as of July 2, 1990.          fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

     (l)  Termination Letter Agreement       Filed as Exhibit (10)(v) to
          between Maria P. Monet and Ogden   Ogden's Form 10-K for the
          dated as of October 22, 1990.      fiscal year ended December 31,
                                             1990 and incorporated herein
                                             by reference.

     (m) Letter Agreement between Ogden Filed as Exhibit 10.2 (p) to Corporation and Ogden's Chairman Ogden's Form 10-K for fiscal
          of the Board, dated as of          year ended December 31, 1991
          January 16, 1992.                  and incorporated herein by
                                             reference.

     (n)  Employment Agreement between       Filed as Exhibit 10.2 (q) to
          Ogden Corporation and Ogden's Ogden's Form 10-K for fiscal Chief Accounting Officer dated year ended December 31, 1991
          as of December 18, 1991.           and incorporated herein by
                                             reference.

     (o)  Employment Agreement between       Filed as Exhibit 10.8(o) to
          Scott G. Mackin and Ogden          Ogden's Form 10-K for fiscal
          Projects, Inc. dated as of         year ended December 31, 1992
          June 1, 1990.                      and incorporated herein by
                                             reference.

     (p)  Ogden Corporation Profit Sharing   Filed as Exhibit 10.8(p) to
          Plan.                              Ogden's Form 10-K for fiscal
                                             year ended December 31, 1992
                                             and incorporated herein by
                                             reference.

     (q)  Ogden Corporation Core Executive   Filed as Exhibit 10.8(q) to
          Benefit Program.                   Ogden's Form 10-K for fiscal
                                             year ended December 31, 1992
                                             and incorporated herein by
                                             reference.

EXHIBIT
  NO.     DESCRIPTION OF DOCUMENT            FILING INFORMATION

     (r)  Ogden Projects Pension Plan.       Filed as Exhibit 10.8(r) to
                                             Ogden's Form 10-K for fiscal
                                             year ended December 31, 1992
                                             and incorporated herein by
                                             reference.

     (s)  Ogden Projects Profit Sharing      Filed as Exhibit 10.8(s) to
          Plan.                              Ogden's Form 10-K for fiscal
                                             year ended December 31, 1992
                                             and incorporated herein by
                                             reference.

     (t)  Ogden Projects Supplemental        Filed as Exhibit 10.8(t) to
          Pension and Profit Sharing Plans.  Ogden's Form 10-K for fiscal year ended December 31, 1992
                                             and incorporated herein by
                                             reference.

     (u)  Ogden Projects Employee's Stock    Filed as Exhibit 10.8(u) to
          Option Plan.                       Ogden's Form 10-K for fiscal
                                             year ended December 31, 1992
                                             and incorporated herein by
                                             reference.

     (v)  Ogden Projects Core Executive      Filed as Exhibit 10.8(u) to
          Benefit Program.                   Ogden's Form 10-K for fiscal
                                             year ended December 31, 1992
                                             and incorporated herein by
                                             reference.

     (w)  Ogden Corporation CEO Formula      Transmitted herewith as
          Bonus Plan.                        Exhibit 10.6(w).

10.7      Agreement and Plan of Merger       Filed as Exhibit (10)(x) to
          among Ogden Corporation, ERC       Ogden's Form 10-K for the
          International Inc., ERC            fiscal year ended December 31,
          Acquisition Corporation and        1990 and incorporated herein
          ERC Environmental and Energy       by reference.
          Services Co., Inc. dated as of
          January 17, 1991.

10.8      First Amended and Re-stated        Filed as Exhibit 10.3 (b) (i)
          Ogden Corporation Guaranty         to Ogden's Form 10-K for
          Agreement made as of January 30,   fiscal year ended December 31,
          1992 by Ogden Corporation for      1991 and incorporated herein
          the benefit of Mission Funding     by reference.
          Zeta and Pitney Bowes Credit
          Corporation.

10.9      Ogden Corporation Guaranty         Filed Exhibit 10.3 (b) (iii)
          Agreement made as of January       to Ogden's Form 10-K for
          30, 1992 by Ogden Corporation      fiscal year ended December 31,
          for the benefit of Allstate        1991 and incorporated herein
          Insurance Company and Ogden        by reference.
          Martin Systems of Huntington
          Resource Recovery Nine Corp.

EXHIBIT
  NO.     DESCRIPTION OF DOCUMENT            FILING INFORMATION

11        Ogden Corporation and              Transmitted herewith as
          Subsidiaries Detail of             Exhibit 11.
          Computation of Earnings
          Applicable to Common Stock.

27        Financial Data Schedule            Transmitted herewith as
          (for EDGAR filing only)            Exhibit 27.